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[LOGO]
                                                               Exhibit 23.1

                                   [LETTERHEAD]

The Board of Directors
Neon Systems, Inc.


We consent to the use of our reports incorporated herein by reference.


                                   /s/ KPMG LLP

July 2, 1999